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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2005

                           FIRST ALBANY COMPANIES INC.

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               (Exact Name of Registrant as Specified in Charter)

            New York                     0-14140             22-2655804
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     (State or Other Juris-            (Commission          (IRS Employer
    diction of Incorporation          File Number)       Identification No.)

         677 Broadway, Albany, New York                         12207
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    (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (518) 447-8500

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 4, 2005, First Albany Companies Inc. ("First Albany") entered into a lease by and between First Albany and Post-Montgomery Associates, a California general partnership, pursuant to which, First Albany will lease 19,620 rentable square feet of office space at Post Montgomery Center, One Montgomery Tower, in San Francisco, California. The lease term expires on July 31, 2015 and provides First Albany the opportunity to extend the lease for an additional five-year term. First Albany's current lease in San Francisco expires on July 31, 2005.

      The foregoing description of the lease is qualified in its entirety by reference to the lease, which is attached to this Current Report on Form 8-K as
Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.  Description
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10.1         Lease between First Albany Companies Inc. and Post-Montgomery
             Associates, dated as of April 4, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST ALBANY COMPANIES INC.

Date: April 8, 2005                       By: /s/ Alan P. Goldberg
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                                          President and Chief Executive Officer